UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2021

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street, Suite 1400	80202
Denver, Colorado	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	BCEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Indenture and 5.000% Senior Notes due 2026

On October 13, 2021, Bonanza Creek Energy, Inc. (“BCEI”), completed its previously announced offering (the “Offering”) of $400,000,000 aggregate principal amount of 5.000% Senior Notes due 2026 (the “Notes”). Following the closing of the Offering, BCEI expects to use the net proceeds from the Offering and cash on hand to repay all borrowings outstanding under the CPPIB Crestone Peak Resources America Inc. (“Crestone Peak”) credit facility, repay borrowings under the BCEI credit facility and for general corporate purposes.

The Notes are subject to a special mandatory redemption (a “Special Mandatory Redemption”) in the event that the consummation of the merger transactions (the “XOG Merger”) between BCEI and Extraction Oil & Gas, Inc. (“XOG”) and between BCEI, Crestone Peak and XOG (the “Crestone Peak Merger”, and, collectively, the “Mergers” or the “Transactions”) does not occur on or before December 31, 2021 or if BCEI notifies the trustee that it will not pursue the consummation of the Mergers. In the event of a Special Mandatory Redemption, BCEI is required to redeem the Notes then outstanding at a redemption price equal to 100% of the principal amount of the notes to be redeemed plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption date.

The Notes were issued by BCEI pursuant to an indenture, dated October 13, 2021 (the “Indenture”), among BCEI, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee. The Notes are fully and unconditionally guaranteed on a senior unsecured basis by all of BCEI’s existing subsidiaries that incur or guarantee indebtedness under the BCEI credit facility and will be guaranteed by the entities that will become guarantors under the BCEI credit facility upon consummation of the Mergers as well as by certain other future subsidiaries that may be required to guarantee the Notes. The following is a brief description of the material provisions of the Indenture and the Notes.

The Notes will mature on October 15, 2026. Interest on the Notes will accrue at the rate of 5.000% per annum and will be payable semiannually in arrears on April 15 and October 15, commencing on April 15, 2022.

Optional Redemption.

At any time prior to October 15, 2023, BCEI may redeem the Notes, in whole or in part, at a redemption price equal to the sum of (i) the principal amount thereof, plus (ii) the “make-whole” premium at the redemption date, plus (iii) accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date). On or after October 15, 2023, BCEI may redeem all or part of the Notes at redemption prices (expressed as percentages of the principal amount redeemed) equal to (i) 102.500% for the twelve-month period beginning on October 15, 2023; (ii) 101.250% for the twelve-month period beginning on October 15, 2024; and (iii) 100.000% for the twelve-month period beginning October 15, 2025 and at any time thereafter, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of the noteholders on the relevant record date to receive interest on the relevant interest payment date).

BCEI may redeem up to 35% of the aggregate principal amount of the Notes at any time prior to October 15, 2023 with an amount not to exceed the net cash proceeds from certain equity offerings at a redemption price equal to 105.000% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date, provided, however, that (i) at least 65.0% of the aggregate principal amount of the Notes originally issued on the issue date (but excluding Notes held by BCEI and its subsidiaries) remains outstanding immediately after the occurrence of such redemption (unless all such Notes are redeemed substantially concurrently) and (ii) the redemption occurs within 180 days after the date of the closing of such equity offering.

Change of Control.

If a change of control (as defined in the Indenture) occurs, holders of the Notes will have the right to require BCEI to repurchase all or any part of their Notes at a purchase price equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

Certain Covenants.

The Indenture governing the Notes contains covenants that limit, among other things, BCEI’s ability and the ability of its subsidiaries to: incur or guarantee additional indebtedness; create liens securing indebtedness; pay dividends on or redeem or repurchase stock or subordinated debt; make specified types of investments and acquisitions; enter into or permit to exist contractual limits on the ability of BCEI’s subsidiaries to pay dividends to BCEI; enter into transactions with affiliates; and sell assets or merge with other companies. These covenants will not, however, restrict the activities of XOG or Crestone Peak prior to the consummation of the Mergers. These covenants are subject to a number of important limitations and exceptions.

Events of Default.

The Indenture also provides for certain customary events of default, including, among others, nonpayment of principal or interest, failure to pay final judgments in excess of a specified threshold, failure of a guarantee to remain in effect, bankruptcy and insolvency events, and cross acceleration, which would permit the principal, premium, if any, interest and other monetary obligations on all the then outstanding Notes to be declared due and payable immediately. If an event of default with respect to the Notes occurs and is continuing, the trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal of, and the accrued and unpaid interest, if any, on, all then outstanding Notes to be due and payable immediately. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The Notes were offered and sold to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This Current Report on Form 8–K shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Certain of the initial purchasers and their respective affiliates have provided, and may in the future provide, investment banking, commercial banking and other financial services for BCEI and BCEI’s affiliates for which services they received, and may in the future receive, customary fees. Some of the initial purchasers or their affiliates are lenders, and in some cases agents or managers for lenders, under BCEI’s credit facility, the Crestone Peak credit facility, and the XOG credit facility and therefore may receive a portion of any net proceeds from the Offering used for the repayment of borrowings under the credit facilities. In addition, J.P. Morgan Securities LLC has served as BCEI’s financial advisor in connection with the Mergers.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of those documents, which are attached as Exhibits 4.1 and 4.2 to this Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

No Offer or Solicitation

This communication relates to the Mergers. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval, in any jurisdiction, with respect to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of the securities referred to in this Current Report on Form 8-K in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Offers of securities with respect to the XOG Merger shall be made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act. BCEI intends to issue the merger consideration in connection with the Crestone Peak Merger in reliance on the exemptions from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

Important Additional Information

In connection with the Transactions, BCEI and XOG have filed materials with the Securities and Exchange Commission (the “SEC”), including (1) a joint proxy statement in preliminary and definitive form (the “Joint Proxy Statement”) and (2) a Registration Statement on Form S-4, Registration No. 333-257882, with respect to the XOG Merger (the “Registration Statement”), of which the Joint Proxy Statement is a part. The Registration Statement was declared effective by the SEC on September 28, 2021 and BCEI and XOG have sent the definitive form of the Joint Proxy Statement to the shareholders of BCEI and the shareholders of XOG. These documents are not substitutes for the Joint Proxy Statement or Registration Statement or for any other document that BCEI or XOG may file with the SEC and send to BCEI’s shareholders or XOG’s shareholders in connection with the Transactions.

INVESTORS AND SECURITY HOLDERS OF BCEI AND XOG ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY BCEI AND XOG WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BCEI, XOG, CRESTONE PEAK, THE TRANSACTIONS, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement and Joint Proxy Statement, as each may be amended from time to time, and other relevant documents filed by BCEI and XOG with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by BCEI will be available free of charge from BCEI’s website at www.bonanzacrk.com under the “Investor Relations” tab or by contacting BCEI’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by XOG will be available free of charge from XOG’s website at www.extractionog.com under the “Investor Relations” tab or by contacting XOG’s Investor Relations Department at (720) 974-7773 or ir@extractionog.com.

Participants in the Solicitation

BCEI, XOG and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from BCEI’s shareholders and XOG’s shareholders in connection with the Transactions. Information regarding the executive officers and directors of BCEI is included in its definitive proxy statement for its 2021 annual meeting filed with the SEC on April 28, 2021. Information regarding the executive officers and directors of XOG is included in its Annual Report on Form 10-K/A filed with the SEC on April 30, 2021. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, is set forth in the Registration Statement, Joint Proxy Statement and other materials filed with the SEC in connection with the Transactions. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Looking Statements and Cautionary Statements

Certain statements in this Current Report on Form 8-K concerning the Transactions, including any statements regarding the combined company’s expected credit facility, expected timetable for completing the Transactions, the results, effects, benefits and synergies of the Transactions, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding BCEI’s, XOG’s or Crestone Peak’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding BCEI, XOG’s and Crestone Peak’s plans and expectations with respect to the Transactions and the anticipated impact of the Transactions on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of BCEI may not approve the issuance of new shares of BCEI common stock in the Transactions or that shareholders of XOG may not approve the XOG merger agreement; the risk that a condition to closing of the Transactions may not be satisfied, that either party may terminate the XOG merger agreement or the Crestone Peak merger agreement or that the closing of the Transactions might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of BCEI, XOG and Crestone Peak; the effects of the business combination of BCEI, XOG and Crestone Peak, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Transactions; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transactions. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in BCEI’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequently filed Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021, each of which is on file with the SEC and available from BCEI’s website at www.bonanzacrk.com under the “Investor Relations” tab, and in other documents BCEI files with the SEC, and in XOG’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequently filed amended Annual Report on Form 10-K/A and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021, each of which is on file with the SEC and available from XOG’s website at www.extractionog.com under the “Investor Relations” tab, and in other documents XOG files with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.1	Indenture, dated October 13, 2021, by and among Bonanza Creek Energy, Inc., as issuer, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee.
4.2	Form of Note (included in Exhibit 4.1).
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: October 15, 2021	By:	/s/ Cyrus D. Marter IV
	Name:	Cyrus D. Marter IV
	Title:	Executive Vice President, General Counsel, and Secretary